UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SANA BIOTECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Proxy Materials: Notice of Annual Meeting and Proxy Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2026 for Stockholders of Record as of April 6, 2026 Sana Biotechnology, Inc. Annual Meeting of Stockholders To order a paper copy of the proxy materials, use one of the following methods by May 25, 2026 at 2:00 PM, Pacific Time. Thursday, June 4, 2026 at 9:00 AM, Pacific Time The Annual Meeting will be a virtual meeting conducted via live audio webcast. Please visit www.proxydocs.com/SANA for registration details. You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/SANA information on how to attend and participate in the Annual Meeting, go to www.proxydocs.com/SANA. To vote your proxy while visiting this website, you will need the Call: 12-digit control number in the box below. 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in Email: the proxy materials before voting. paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have * If requesting materials by email, please send a blank email with the to be delivered in paper. Proxy materials can be distributed by making them available on the 12-digit control number (located in the box below) in the subject line. Internet. No other requests, instructions or inquiries should be included in your email. You may request a paper copy of the proxy materials. There is no charge to you for requesting a Your control number copy. In order to receive a paper copy of the proxy materials in time for this year’s meeting, you must request a copy on or before May 25, 2026 at 2:00 PM, Pacific Time, using one of the methods described to the right. Unless requested, you will not otherwise receive a paper copy of the proxy materials. Have the 12-digit control number located in the box above available when registering to attend the Annual Meeting, voting online, and requesting proxy materials using the SEE REVERSE FOR FULL AGENDA methods described above. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Sana Biotechnology, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE:    FOR each nominee for election for Proposal 1 and FOR Proposal 2. PROPOSAL 1. To elect three Class II directors to our Board of Directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The nominees for election are: 1.01 Hans E. Bishop 1.02 Robert Nelsen 1.03 Alise S. Reicin, M.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Stockholders will also consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. The named proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.